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Exhibit 32.1

FIRST MARINER BANCORP
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        Pursuant to, and for purposes only of, 18 U.S.C. § 1350, I, Edwin F. Hale, Sr., Chief Executive Officer of First Mariner Bancorp (the "Company") hereby certify that (i) the Annual Report of the Company on Form 10-K for the year ended December 31, 2007 filed with the Securities and Exchange Commission (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and (ii) information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: March 14, 2008	/s/ EDWIN F. HALE, SR. Edwin F. Hale, Sr. Chief Executive Officer

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  Exhibit 32.1
FIRST MARINER BANCORP CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002